EXHIBIT (10)(b)


                     CONSENT OF GORDON, HUGHES & BANKS, LLP
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                    ----------------------------------------

     We consent to the inclusion in the amended registration statement on Form SB-1/A of Internet Auditions, Inc. (A Development Stage Company), relating to the registration of 2,430,000 shares of common stock, of our report, dated January 17, 2003, on the balance sheet of Internet Auditions, Inc. as of December 31, 2002, and the related statements of operations, stockholders' equity, and cash flows for the period from June 21, 2002 (Inception) to December 31, 2002. We also consent to the references to us under the caption "Changes in and Disagreements with Accountants" in the prospectus.




                                                /s/ Gordon, Hughes & Banks, LLP

Greenwood Village, Colorado
July 10, 2003